UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
February 21, 2005 (February 15, 2005)

RANGE RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-9592	34-1312571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 800 Ft. Worth, Texas (Address of principal executive offices)	76102 (Zip Code)

Registrant’s telephone number, including area code: (817) 870-2601

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 5.05 AMENDMENTS TO THE RANGE RESOURCES CORPORATION’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Form of Agreement for Non Qualified Awards
Amended Code of Business Conduct & Ethics

ITEMS 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     Executive Compensation

     On February 15, 2005, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Range Resources Corporation (the “Company”) authorized and approved (a) the base salaries of our named executive officers for 2005 (effective February 28, 2005); (b) the payment to our named executive officers of discretionary cash bonuses that were earned in 2004; and (c) the grant to the named executive officers of stock options pursuant to the Amended and Restated 1999 Stock Option Plan. John H. Pinkerton, President and Chief Executive Officer, was awarded a 2005 base salary of $430,000, a 2004 cash bonus of $450,000 and a grant of an option to purchase 93,750 shares of the Company’s common stock. Jeffrey L. Ventura, Executive Vice President and Chief Operating Officer, was awarded a 2005 base salary of $300,000, a 2004 cash bonus of $240,000 and a grant of an option to purchase 48,000 shares of the Company’s common stock. Roger S. Manny, Senior Vice President and Chief Financial Officer, was awarded a 2005 base salary of $225,000, a 2004 cash bonus of $150,000 and a grant of an option to purchase 27,750 shares of the Company’s common stock. Chad L. Stephens, Senior Vice President – Corporate Development, was awarded a 2005 base salary of $190,000, a 2004 cash bonus of $140,000 and a grant of an option to purchase 26,250 shares of the Company’s common stock. Rodney L. Waller, Senior Vice President and Secretary, was awarded a 2005 base salary of $210,000, a 2004 cash bonus of $150,000 and a grant of an option to purchase 27,000 shares of the Company’s common stock. The stock options granted have a per share exercise price equal to the fair market value of the Company’s common stock on the date of grant and vest over three years. The Amended and Restated 1999 Stock Option Plan and form of stock option agreement pursuant to which these stock options were granted are filed as Exhibits hereto.

     Material Amendment to Consulting Agreement

     The former Chairman of the Board of Directors of the Company from 1988 to May 2003, Mr. Thomas J. Edelman, provides services to the Company under a consulting agreement dated May 21, 2003 that expires in May 2006 (the “Consulting Agreement”). Under the terms of the Consulting Agreement, Mr. Edelman committed to make himself available to assist the Company on certain matters and, upon request, advise the Company on transactions. At the Company’s request, Mr. Edelman provided advisory services to the Company in connection with its $215 million acquisition of PMOG Holdings, Inc. in December 2004. On February 16, 2005, the Board of Directors authorized and approved a $250,000 success fee payment to Mr. Edelman in consideration of his services relating to the Company’s acquisition of PMOG Holdings, Inc. A copy of the Consulting Agreement is filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q (File No. 001-12209) filed on August 6, 2003.

ITEM 5.05 AMENDMENTS TO THE RANGE RESOURCES CORPORATION’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

     On February 16, 2005, our Governance Committee and Board of Directors adopted amendments to our Code of Business Conduct and Ethics. These amendments have updated our Code of Business Conduct and Ethics by, among other things: designating Rodney L. Waller as Chief Governance Officer in charge of monitoring compliance with our Code of Business Conduct and Ethics and making certain changes to incorporate the standards established by the Federal Sentencing Guidelines in Chapter 8, Part B, Section 2. The amended Code of Business Conduct and Ethics is posted on the Company’s website www.rangeresources.com/CorporateGovernance/GovernanceDocumentation/CodeofEthics and is attached as Exhibit 10.4 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Exhibits.

Exhibit
Number	Description
10.1	Amended and Restated 1999 Stock Option Plan (incorporated by reference to Exhibit 4.1 to the Company’s Form S-8 filed with the Securities and Exchange Commission on June 6, 2003, File No. 333-105895)

10.2	Fourth Amendment to the Amended and Restated 1999 Stock Option Plan (incorporated by reference to Exhibit 4.1 to the Company’s Form S-8 filed with the SEC on June 9, 2004, File No. 333-116320)

10.3*	Form of Agreement for non-qualified awards pursuant to Amended and Restated 1999 Stock Option Plan, as amended

10.4*	Amended Code of Business Conduct and Ethics

*Filed herewith.

     Certain information included in this report contains certain statements (other than statements of historical fact) that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When used herein, the words “budget,” “budgeted,” “assumes,” “should,” “goal,” “anticipates,” “expects,” “believes,” “seeks,” “plans,” “estimates,” “intends,” “projects” or “targets” and similar expressions that convey the uncertainty of future events or outcomes are intended to identify forward-looking statements. Where any forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, we caution that while we believe these assumptions or bases to be reasonable and to be made in good faith, assumed facts or bases almost always vary from actual results and the difference between assumed facts or bases and the actual results could be material, depending on the circumstances. It is important to note that our actual results could differ materially from those projected by such forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable and such forward-looking statements are based upon the best data available at the date this report is filed with the SEC, we cannot assure you that such expectations will prove correct. Factors that could cause our results to differ materially from the results discussed in such forward-looking statements include, but are not limited to, the following: production variance from expectations, volatility of oil and gas prices, hedging results, the need to develop and replace reserves, the substantial capital expenditures required to fund operations, exploration risks, environmental risks, uncertainties about estimates of reserves, competition, litigation, government regulation, political risks, our ability to implement our business strategy, costs and results of drilling new projects, mechanical and other inherent risks associated with oil and gas production, weather, availability of drilling equipment and changes in interest rates. All such forward-looking statements in this document are expressly qualified in their entirety by the cautionary statements in this paragraph, and the Company undertakes no obligation to publicly update or revise any forward-looking statements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION
By:	/s/ RODNEY L. WALLER
Rodney L. Waller
Senior Vice President and Chief Governance Officer

Date: February 21, 2005

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Amended and Restated 1999 Stock Option Plan (incorporated by reference to Exhibit 4.1 to the Company’s Form S-8 filed with the Securities and Exchange Commision on June 6, 2003, File No. 333-105895)

10.2	Fourth Amendment to the Amended and Restated 1999 Stock Option Plan (incorporated by reference to Exhibit 4.1 to the Company’s Form S-8 filed with the SEC on June 9, 2004, File No. 333-116320)

10.3*	Form of Agreement for non-qualified awards pursuant to Amended and Restated 1999 Stock Option Plan, as amended

10.4*	Amended Code of Business Conduct and Ethics

*Filed herewith.